                    [LOGO OF EXCELSIOR FUNDS APPEARS HERE]


                            FIXED INCOME PORTFOLIOS


                                 ANNUAL REPORT

                                 MARCH 31, 1997

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
LETTER TO SHAREHOLDERS....................................................    1
ADVISER'S FIXED INCOME MARKET REVIEW......................................    2
ADVISER'S INVESTMENT REVIEWS
 Short-Term Government Securities Fund....................................    3
 Intermediate-Term Managed Income Fund....................................    4
 Managed Income Fund......................................................    5
STATEMENTS OF ASSETS AND LIABILITIES......................................    6
STATEMENTS OF OPERATIONS..................................................    8
STATEMENTS OF CHANGES IN NET ASSETS.......................................    9
FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS..................   10
PORTFOLIOS OF INVESTMENTS
 Treasury Money Fund......................................................   12
 Government Money Fund....................................................   13
 Money Fund...............................................................   14
 Short-Term Government Securities Fund....................................   15
 Intermediate-Term Managed Income Fund....................................   16
 Managed Income Fund......................................................   17
NOTES TO FINANCIAL STATEMENTS.............................................   18
INDEPENDENT AUDITORS' REPORT..............................................   25
FEDERAL TAX INFORMATION...................................................   26

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate telephone number listed below:

 . INITIAL PURCHASE AND PROSPECTUS INFORMATION AND SHAREHOLDER SERVICES 1-800-446-1012
 . CURRENT PRICE AND YIELD INFORMATION 1-800-233-9180

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and expenses regarding Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. may be obtained by contacting the Funds at 1-800-446-1012.

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are sponsored and distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at the following address:

    EXCELSIOR FUNDS, INC.
    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
    P.O. BOX 2798
    BOSTON, MA 02208-2798

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, ITS PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                            LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

Dear Shareholder:

  I am pleased to present the annual report for Excelsior Funds, Inc. The 1997 fiscal year was another year of growth for the fund complex, highlighted by strong financial markets and new fund offerings which helped push the assets of the funds over the $5 billion milestone.

  In our on-going efforts to provide you with investment opportunities that are best suited to meet your investment needs in the ever-evolving financial marketplace, we continually evaluate the current Excelsior fund offerings. In the coming year, we may make recommendations to you which we believe can achieve this goal. These recommendations may include, among other things, the establishment of new funds and possibly the consolidation of certain equity funds. We will keep you apprised of these developments as our assessment of these matters progresses.

  The coming year promises to be both interesting and exciting. We are cautiously optimistic regarding the domestic equity markets, international equity markets continue to look attractive, and fiscal policy has been effective in keeping inflation under control. With this in mind, I am confident that the Excelsior fund family will continue to provide you with the appropriate investment vehicles and dedicated service staff to help you meet your investment objectives.

                                          /s/ Frederick S. Wonham

                                          Frederick S. Wonham
                                          Chairman of the Board and President

                             EXCELSIOR FUNDS, INC.
                     ADVISER'S FIXED INCOME MARKET REVIEW

-------------------------------------------------------------------------------

  Interest rates continued to spiral higher during the fiscal first quarter. The main culprit, once again, was the fear that economic growth would lead to higher inflation, the bane of fixed-income securities. The upsweep in interest rates had a negative impact on fixed-income security investment results. Municipal issues continued to outperform Treasuries -- especially shorter maturities. Municipal outperformance can be attributed to an overall lack of supply. Selling was light, refundings were few, and many deals that were scheduled were cancelled.

  A surprisingly robust economy at the start of the second quarter continued to worry the bond market. Market participants remained concerned that a strong economy and tight labor market would eventually set the stage for higher wages and inflation. As a result, the long bond quickly jumped over the 7% level early in July. Still, despite relatively strong economic data through August, much of the negative sentiment was offset by a stronger U.S. dollar and continued foreign buying of U.S. securities. In addition, retail sales and consumer spending remained soft, and the market continued to witness only moderate inflation through September. As a result, the Federal Reserve chose not to raise rates at its September meeting, and the long bond dropped below 7% by quarter end. In fact, interest rates ended the quarter just about where they were at the start. Municipals, again, slightly outperformed the government market.

  From the end of the second quarter through November, longer-term interest rates declined. The driving forces remained much the same as in the previous quarter: moderate economic growth and inflation combined with good foreign buying of U.S. securities pushed rates down. Specifically, low interest rates in Japan, a strong U.S. dollar, and high real rates of return in the U.S. encouraged Japanese investors to be big buyers of U.S. debt. In addition, improving fundamentals caused domestic portfolio managers to extend the maturities of their portfolios, and the reelection of President Clinton and the return of a Republican majority to Congress seemed to promise stability on the political front.

  Unfortunately, perceptions regarding interest rates turned negative in early December following remarks by Federal Reserve Chairman Alan Greenspan that were interpreted by some as a prelude to a Federal Reserve interest rate hike; both the stock and bond markets plummeted the next day. Concerns that the Japanese might stop or slow their buying of U.S. debt also helped to push rates higher. Still, apart from the three-month Treasury, where the yield increased slightly during the quarter, yields on U.S. government securities managed to finish the quarter lower. Municipal issues outperformed taxable bonds, becoming richly priced vis-a-vis Treasuries short to intermediate term. Given the tightness of spreads, attractive opportunities became increasingly scarce.

  During the fiscal fourth quarter, interest rates jumped higher across the yield curve. The reasons? As usual, stronger-than-expected U.S. economy and the consequent fear that tight labor markets would eventually lead to more inflation. Once again, municipal bond yields rose less than Treasury yields during the period due to generally strong demand and relatively low levels of supply.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                     SHORT-TERM GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

  Interest rates continued to spiral higher during the fiscal first quarter. The main culprit, once again, was the fear that economic growth would lead to higher inflation. The upsweep in interest rates had a negative impact on fixed-income security investment results, but shorter-maturity issues still managed to provide a slightly positive result for the quarter. Rates seesawed somewhat in the second fiscal quarter, ending basically where they began, and then, during the third fiscal quarter, began to trend lower through November '96, at which point negative market sentiment swelled again. Nevertheless, short-term rates did manage to finish the third quarter slightly lower on a sequential basis. Regarding portfolio strategy, at least through November, we adopted an essentially neutral stance, which proved effective. In December, we began to turn more cautious. Anticipating continued economic strength and Federal Reserve tightening, we adopted a more conservative posture, shortening maturities; in fact, rates did move higher in the fiscal fourth quarter, and the Federal Reserve elected to raise the federal funds rate at its March 25 meeting. For the twelve months ended March 31, 1997, the Fund achieved a total return of 4.77%*. As always, we will continue to actively manage the Fund with a combination of Federal government and agency securities in a manner consistent with the Fund's investment objective to seek a high level of current income consistent with stability of principal.

                ----------------------------------------------
                    Short-Term Government Securities Fund+
                ----------------------------------------------
                 Average Annual Total Return Ended on 3/31/97*
                ----------------------------------------------
                  1 year          Since Inception (12/31/92)
                ----------------------------------------------
                  4.77%                    4.73%
                ----------------------------------------------

                           [LINE GRAPH APPEARS HERE]

               Short-Term Government Securties Fund     Short-Term Government Securties Fund       Lehman Brothers 1-3 Year
               (reflects prior maximum sales charge)++      (exclusive of sales charge)             Government Bond Index**
12/31/92                     9,550                                    10,000                               10,000
 3/31/93                     9,712                                    10,170                               10,220
 3/31/94                     9,918                                    10,385                               10,490
 3/31/95                    10,344                                    10,832                               10,950
 3/31/96                    11,096                                    11,619                               11,790
 3/31/97                    11,625                                    12,173                               12,420

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.

  The above illustration compares a $10,000 investment made in Short-Term Government Securities Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities with maturities of one to three years. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested, without taking into account the 4.5% maximum initial sales charge which was eliminated effective 2/14/97.
 ** Source: Lehman Brothers.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
 ++ Reflects 4.5% maximum sales charge on initial investment. The sales charge was eliminated effective 2/14/97.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                     INTERMEDIATE-TERM MANAGED INCOME FUND
-------------------------------------------------------------------------------

  The fiscal year ended March 31, 1997 was challenging for fixed income portfolio managers. Stronger than expected economic growth during the opening quarter of this fiscal year created the impression that inflation, the bane of fixed income securities, would eventually emerge. Contrary to expectations, inflation remained subdued as a strong dollar, improved corporate productivity and a surge in imports helped keep it under control. The strong dollar coupled with attractive interest rates in the U.S. precipitated huge foreign buying of our securities. Yield differentials between Treasury securities and corporate issues were unusually narrow, so we maintained a portfolio of investments that was overweighted in Federal securities during this reporting period. The Fund recorded a total return of 3.25%* for the fiscal year ended March 31, 1997. We will continue to actively manage the Fund utilizing high investment grade securities that fall within the Fund's investment guidelines.

          -----------------------------------------------------------
                    Intermediate-Term Managed Income Fund+
          -----------------------------------------------------------
                 Average Annual Total Return Ended on 3/31/97*
          -----------------------------------------------------------
                1 year                          Since Inception
                                                  (12/31/92)
          -----------------------------------------------------------
                 3.25%                               5.51%
          -----------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


           Intermediate-Term Managed Income Fund    Intermediate-Term Managed Income Fund   Lehman Brothers Intermediate
          (reflects prior maximum sales charge)++       (exclusive of sales charge)            Govt/Corp Bond Index**
12/31/92                    9,550                                  10,000                              10,000
 3/31/93                    9,918                                  10,386                              10,400
 3/31/94                    9,963                                  10,433                              10,660
 3/31/95                   10,456                                  10,949                              11,140
 3/31/96                   11,620                                  12,167                              12,220
 3/31/97                   11,998                                  12,562                              12,790

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.

  The above illustration compares a $10,000 investment made in Intermediate-Term Managed Income Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The Lehman Brothers Intermediate Govt/Corp Bond Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested, without taking into account the 4.5% maximum initial sales charge which was eliminated effective 2/14/97.
 ** Source: Lehman Brothers.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
 ++ Reflects 4.5% maximum sales charge on initial investment. The sales charge was eliminated effective 2/14/97.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                              MANAGED INCOME FUND
-------------------------------------------------------------------------------

  During the first fiscal quarter, widespread concern regarding the economy's better than expected growth and consequent inflation pushed interest rates higher and depressed the fixed income markets. However, a strong U.S. dollar, improved productivity, and increased imports all combined to keep inflation from mounting as the fiscal year unfolded. In addition, foreign purchases of U.S. securities increased during the year given attractive interest rates and the strong dollar. Regarding portfolio strategy, as the spreads between Treasury securities and corporate issues narrowed, we adopted and maintained an overweight position in U.S. government securities. High investment-grade quality and very marketable security holdings were other key characteristics of the Fund during this period. We will continue to actively manage the Fund utilizing high investment-grade securities that fall within the Fund's investment guidelines. For the twelve months ended March 31, 1997, the Fund posted a total return of 3.17%*. For the five and ten year periods ending March 31, 1997, the Fund posted cumulative total returns of 41.38%* and 127.68%*, respectively.

               ----------------------------------------------
                             Managed Income Fund+
               ----------------------------------------------
                Average Annual Total Return Ended on 3/31/97*
               ----------------------------------------------
                 1 year          5 years        10 years
               ----------------------------------------------
                 3.17%           7.16%            8.57%
               ----------------------------------------------

                           [LINE GRAPH APPEARS HERE]

               Managed Income Fund                    Managed Income Fund            Lehman Brothers Govt/Corp
       (reflects prior maximum sales charge)++    (exclusive of sales charge)              Bond Index**
3/31/87                   9,550                            10,000                            10,000
3/31/88                  10,238                            10,720                            10,440
3/31/89                  10,972                            11,489                            10,970
3/31/90                  12,292                            12,871                            12,250
3/31/91                  13,868                            14,522                            13,780
3/31/92                  15,379                            16,103                            15,350
3/31/93                  17,799                            18,638                            17,540
3/31/94                  18,107                            18,960                            18,030
3/31/95                  18,842                            19,730                            18,850
3/31/96                  21,076                            22,069                            20,910
3/31/97                  21,743                            22,768                            21,840

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.

  The above illustration compares a $10,000 investment made in Managed Income Fund and a broad-based index over the past ten fiscal years. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The Lehman Brothers Govt/Corp Bond Index is an unmanaged total return performance benchmark comprised of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested, without taking into account the 4.5% maximum initial sales charge which was eliminated effective 2/14/97.
 ** Source: Lehman Brothers.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
 ++ Reflects 4.5% maximum sales charge on initial investment. The sales charge was eliminated effective 2/14/97.

EXCELSIOR FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1997

                                                                               INTERMEDIATE-
                                                                   SHORT-TERM      TERM
                              TREASURY    GOVERNMENT               GOVERNMENT     MANAGED      MANAGED
                               MONEY        MONEY        MONEY     SECURITIES     INCOME        INCOME
                                FUND         FUND         FUND        FUND         FUND          FUND
                            ------------ ------------ ------------ ----------- ------------- ------------
  ASSETS:
   Investments, at cost--
    see accompanying
    portfolios............  $350,277,231 $534,109,626 $498,790,236 $30,806,102  $77,238,974  $187,385,437
                            ============ ============ ============ ===========  ===========  ============
   Investments, at value*
    (Note 1)..............  $350,277,231 $534,109,626 $498,790,236 $30,723,321  $74,890,874  $185,164,463
   Cash...................       --           --           --              341          140             3
   Interest receivable....       295,722    2,329,491    1,475,512     196,161      812,569     1,731,075
   Receivable for fund
    shares sold...........       --           --           --           70,776       69,332       149,465
   Receivable for
    investments sold......       --           --           --          --         3,142,509       --
   Prepaid expenses.......        11,508       17,023        9,886       1,510        2,754         7,300
   Unamortized
    organization costs
    (Note 5)..............       --           --           --            3,171        3,171       --
                            ------------ ------------ ------------ -----------  -----------  ------------
   TOTAL ASSETS...........   350,584,461  536,456,140  500,275,634  30,995,280   78,921,349   187,052,306
  LIABILITIES:
   Payable for dividends
    declared..............     1,307,285    2,319,972    1,952,754     108,818      376,775       764,847
   Payable for fund shares
    redeemed..............       --           --           --           55,943       42,051       225,847
   Investment advisory
    fees payable (Note 2).        78,886      101,756       75,585       2,506       19,880       100,638
   Due to custodian bank..       --           --               852     --           --            --
   Accrued expenses and
    other payables........       110,917      200,407      180,276      24,234       41,204        64,806
                            ------------ ------------ ------------ -----------  -----------  ------------
   TOTAL LIABILITIES......     1,497,088    2,622,135    2,209,467     191,501      479,910     1,156,138
                            ------------ ------------ ------------ -----------  -----------  ------------
  NET ASSETS..............  $349,087,373 $533,834,005 $498,066,167 $30,803,779  $78,441,439  $185,896,168
                            ============ ============ ============ ===========  ===========  ============

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES--(CONTINUED)
MARCH 31, 1997

                                                                                   INTERMEDIATE-
                                                                      SHORT-TERM       TERM
                              TREASURY     GOVERNMENT                 GOVERNMENT      MANAGED      MANAGED
                               MONEY         MONEY         MONEY      SECURITIES      INCOME        INCOME
                                FUND          FUND          FUND         FUND          FUND          FUND
                            ------------  ------------  ------------  -----------  ------------- ------------
  NET ASSETS consist of:
   Undistributed
    (distributions in
    excess of) net
    investment
    income................  $        (55) $    --       $    --       $     6,654   $     2,631  $    151,806
   Accumulated net
    realized loss on
    investments...........       (16,514)      (59,712)      (70,602)    (414,347)     (883,854)   (4,837,783)
   Unrealized depreciation
    of investments........       --            --            --           (82,781)   (2,348,100)   (2,220,974)
   Par value (Note 4).....       349,104       533,924       498,294        4,446        11,424        21,624
   Paid in capital in
    excess of par value...   348,754,838   533,359,793   497,638,475   31,289,807    81,659,338   192,781,495
                            ------------  ------------  ------------  -----------   -----------  ------------
  TOTAL NET ASSETS........  $349,087,373  $533,834,005  $498,066,167  $30,803,779   $78,441,439  $185,896,168
                            ============  ============  ============  ===========   ===========  ============
  Shares of Common Stock
   Outstanding............   349,103,844   533,923,570   498,300,557    4,446,414    11,423,699    21,623,892
  NET ASSET VALUE PER
   SHARE..................         $1.00         $1.00         $1.00        $6.93         $6.87         $8.60
                                   =====         =====         =====        =====         =====         =====

* Includes repurchase agreements aggregating $14,127,127 for Government Money Fund and $13,804,749 for Money Fund.

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 1997

                                                                                   INTERMEDIATE-
                                                                       SHORT-TERM      TERM
                                 TREASURY    GOVERNMENT                GOVERNMENT     MANAGED      MANAGED
                                   MONEY        MONEY        MONEY     SECURITIES     INCOME       INCOME
                                   FUND         FUND         FUND         FUND         FUND         FUND
                                -----------  -----------  -----------  ----------  ------------- -----------
  INVESTMENT INCOME:
   Interest income...........   $15,712,129  $28,194,722  $22,018,480  $1,713,733   $ 4,724,416  $11,446,212
                                -----------  -----------  -----------  ----------   -----------  -----------
  EXPENSES:
   Investment advisory fees
    (Note 2).................       907,285    1,320,915    1,025,233      85,191       252,840    1,263,178
   Administrators' fees (Note
    2).......................       464,931      812,244      630,631      43,657       111,055      258,906
   Administrative servicing
    fees (Note 2)............        79,008      184,235      215,140      21,479        36,495       78,219
   Shareholder servicing
    agent fees...............         9,587       16,745       47,098       9,565        20,729       34,783
   Custodian fees............       100,147      176,987      135,402      13,351        25,555       58,786
   Registration and filing
    fees.....................        12,345       13,873        9,532      12,102        12,481       13,489
   Legal and audit fees......        37,615       82,401       37,258       4,327        11,028       23,633
   Directors' fees and
    expenses (Note 2)........        13,337       23,343       17,751       1,284         3,158        6,633
   Shareholder reports.......         9,458       15,399        5,990       2,493         6,484       13,174
   Amortization of
    organization costs
    (Note 5).................       --           --           --            4,176         4,176      --
   Miscellaneous expenses....        13,007       34,718       37,044       1,289         4,184        5,274
                                -----------  -----------  -----------  ----------   -----------  -----------
   TOTAL EXPENSES............     1,646,720    2,680,860    2,161,079     198,914       488,185    1,756,075
   Fees waived and reimbursed
    by investment advisor and
    administrators (Note 2)..       (79,008)    (184,235)    (215,140)    (25,375)      (36,495)    (246,643)
                                -----------  -----------  -----------  ----------   -----------  -----------
   NET EXPENSES..............     1,567,712    2,496,625    1,945,939     173,539       451,690    1,509,432
                                -----------  -----------  -----------  ----------   -----------  -----------
  NET INVESTMENT INCOME......    14,144,417   25,698,097   20,072,541   1,540,194     4,272,726    9,936,780
                                -----------  -----------  -----------  ----------   -----------  -----------
  REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   (NOTE 1):
   Net realized gain (loss)
    on security transactions.        22,566        3,043       (3,532)    (20,055)     (394,734)  (1,257,478)
   Change in unrealized
    appreciation/depreciation
    of investments...........       --           --           --         (201,234)   (1,732,379)  (1,646,840)
                                -----------  -----------  -----------  ----------   -----------  -----------
  NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON
   INVESTMENTS...............        22,566        3,043       (3,532)   (221,289)   (2,127,113)  (2,904,318)
                                -----------  -----------  -----------  ----------   -----------  -----------
  NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS.   $14,166,983  $25,701,140  $20,069,009  $1,318,905   $ 2,145,613  $ 7,032,462
                                ===========  ===========  ===========  ==========   ===========  ===========

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       INTERMEDIATE-
                                                                          SHORT-TERM       TERM
                                TREASURY     GOVERNMENT                   GOVERNMENT      MANAGED      MANAGED
                                 MONEY          MONEY          MONEY      SECURITIES      INCOME        INCOME
                                  FUND          FUND           FUND          FUND          FUND          FUND
                              ------------  -------------  -------------  -----------  ------------- ------------
  YEAR ENDED MARCH 31, 1997
  Net investment income.....  $ 14,144,417  $  25,698,097  $  20,072,541  $ 1,540,194   $ 4,272,726  $  9,936,780
  Net realized gain (loss)
   on investments...........        22,566          3,043         (3,532)     (20,055)     (394,734)   (1,257,478)
  Change in unrealized
   appreciation/depreciation
   of investments during the
   year.....................      --             --             --           (201,234)   (1,732,379)   (1,646,840)
                              ------------  -------------  -------------  -----------   -----------  ------------
  Net increase in net assets
   resulting from
   operations...............    14,166,983     25,701,140     20,069,009    1,318,905     2,145,613     7,032,462
  Distributions to
   shareholders:
   From net investment
    income..................   (14,144,362)   (25,698,097)   (20,072,541)  (1,533,540)   (4,276,615)   (9,852,741)
   In excess of net
    investment income.......           (55)      --             --            --            --           --
  Increase in net assets
   from fund share
   transactions (Note 4)....    90,895,420     72,360,696    103,785,017    5,950,622    11,932,322    99,816,809
                              ------------  -------------  -------------  -----------   -----------  ------------
  Net increase in net
   assets...................    90,917,986     72,363,739    103,781,485    5,735,987     9,801,320    96,996,530
  NET ASSETS:
   Beginning of year........   258,169,387    461,470,266    394,284,682   25,067,792    68,640,119    88,899,638
                              ------------  -------------  -------------  -----------   -----------  ------------
   End of year (1)..........  $349,087,373  $ 533,834,005  $ 498,066,167  $30,803,779   $78,441,439  $185,896,168
                              ============  =============  =============  ===========   ===========  ============
 --------
   (1) Including undistrib-
       uted
       (distributions in ex-
       cess of) net invest-
       ment income..........  $        (55) $    --        $    --        $     6,654   $     2,631  $    151,806
                              ============  =============  =============  ===========   ===========  ============
  YEAR ENDED MARCH 31, 1996
  Net investment income.....  $ 11,211,056  $  29,939,203  $  32,830,403  $ 1,276,413   $ 3,638,677  $  5,276,726
  Net realized gain (loss)
   on investments...........       (20,652)        (1,327)       (32,344)      81,016     1,200,390     2,676,993
  Change in unrealized
   appreciation/depreciation
   of investments during the
   year.....................      --             --             --            167,006       742,513     1,730,132
                              ------------  -------------  -------------  -----------   -----------  ------------
  Net increase in net assets
   resulting from
   operations...............    11,190,404     29,937,876     32,798,059    1,524,435     5,581,580     9,683,851
  Distributions to
   shareholders:
   From net investment
    income..................   (11,211,056)   (29,939,203)   (32,830,403)  (1,276,413)   (3,637,463)   (5,197,594)
  Increase (decrease) in net
   assets from fund share
   transactions (Note 4)....    61,257,657   (264,302,611)  (430,261,302)    (395,857)   18,767,554    (1,610,864)
                              ------------  -------------  -------------  -----------   -----------  ------------
  Net increase (decrease) in
   net assets...............    61,237,005   (264,303,938)  (430,293,646)    (147,835)   20,711,671     2,875,393
  NET ASSETS:
   Beginning of year........   196,932,382    725,774,204    824,578,328   25,215,627    47,928,448    86,024,245
                              ============  =============  =============  ===========   ===========  ============
   End of year (2)..........  $258,169,387  $ 461,470,266  $ 394,284,682  $25,067,792   $68,640,119  $ 88,899,638
                              ============  =============  =============  ===========   ===========  ============
 --------
   (2) Including undistrib-
       uted
       (distributions in ex-
       cess of)
       net investment in-
       come.................  $        (55) $    --        $    --        $   --        $     6,520  $     67,767
                              ============  =============  =============  ===========   ===========  ============

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
FINANCIAL HIGHLIGHTS-SELECTED PER SHARE DATA AND RATIOS

 For a Fund share outstanding throughout each period.


                                                                                                     DISTRIBUTIONS
                           NET ASSET             NET REALIZED    TOTAL    DIVIDENDS     DIVIDENDS      FROM NET
                            VALUE,      NET     AND UNREALIZED    FROM     FROM NET    IN EXCESS OF    REALIZED
                           BEGINNING INVESTMENT  GAIN (LOSS)   INVESTMENT INVESTMENT  NET INVESTMENT    GAIN ON
                           OF PERIOD   INCOME   ON INVESTMENTS OPERATIONS   INCOME        INCOME      INVESTMENTS
                           --------- ---------- -------------- ---------- ----------  -------------- -------------
  TREASURY MONEY FUND -- (2/13/91*)
   Year Ended March 31,
   1993...................   $1.00    $0.02987     $0.00000     $0.02987  $(0.02987)     $   --        $(0.00030)
   1994...................    1.00     0.02590      0.00000      0.02590   (0.02590)         --          0.00000
   1995...................    1.00     0.04165      0.00000      0.04165   (0.04165)         --          0.00000
   1996...................    1.00     0.05043      0.00000      0.05043   (0.05043)         --          0.00000
   1997...................    1.00     0.04676      0.00000      0.04676   (0.04676)     0.00000+++      0.00000
  GOVERNMENT MONEY FUND -- (5/8/85*)
   Year Ended March 31,
   1993...................   $1.00    $0.03205     $0.00000     $0.03205  $(0.03205)     $   --        $ 0.00000
   1994...................    1.00     0.02736      0.00000      0.02736   (0.02736)         --          0.00000
   1995...................    1.00     0.04397      0.00000      0.04397   (0.04397)         --          0.00000
   1996...................    1.00     0.05296      0.00000      0.05296   (0.05296)         --          0.00000
   1997...................    1.00     0.04862      0.00000      0.04862   (0.04862)         --          0.00000
  MONEY FUND -- (5/3/85*)
   Year Ended March 31,
   1993...................   $1.00    $0.03234     $0.00000     $0.03234  $(0.03234)     $   --        $ 0.00000
   1994...................    1.00     0.02780      0.00000      0.02780   (0.02780)         --          0.00000
   1995...................    1.00     0.04494      0.00002      0.04496   (0.04496)         --          0.00000
   1996...................    1.00     0.05336      0.00000      0.05336   (0.05336)         --          0.00000
   1997...................    1.00     0.04888      0.00000      0.04888   (0.04888)         --          0.00000
  SHORT-TERM GOVERNMENT SECURITIES FUND -- (12/31/92*)
   Year Ended March 31,
   1993...................   $7.00    $   0.06     $   0.06     $   0.12  $   (0.06)     $   --        $    0.00
   1994...................    7.06        0.24        (0.09)        0.15      (0.24)         --            (0.02)
   1995...................    6.93        0.33        (0.04)        0.29      (0.33)         --             0.00
   1996...................    6.89        0.40         0.09         0.49      (0.40)         --             0.00
   1997...................    6.98        0.38        (0.06)        0.32      (0.37)         --             0.00
  INTERMEDIATE-TERM MANAGED INCOME FUND -- (12/31/92*)
   Year Ended March 31,
   1993...................   $7.00    $   0.08     $   0.19     $   0.27  $   (0.08)     $   --        $    0.00
   1994...................    7.19        0.31        (0.27)        0.04      (0.31)         --             0.00
   1995...................    6.83        0.39        (0.07)        0.32      (0.39)         --             0.00
   1996...................    6.75        0.43         0.31         0.74      (0.43)         --             0.00
   1997...................    7.06        0.41        (0.19)        0.22      (0.41)         --             0.00
  MANAGED INCOME FUND -- (1/9/86*)
   Year Ended March 31,
   1993...................   $9.15    $   0.58     $   0.79     $   1.37  $   (0.58)     $   --        $   (0.30)
   1994...................    9.64        0.47        (0.26)        0.21      (0.47)         --            (0.31)
   1995...................    8.57        0.51        (0.18)        0.33      (0.51)         --             0.00
   1996...................    8.39        0.55         0.44         0.99      (0.54)         --             0.00
   1997...................    8.84        0.51        (0.24)        0.27      (0.51)         --             0.00

  * Commencement of operations.
 ** Annualized.
*** Not Annualized.
  + Expense ratios before waiver of fees and reimbursement of expenses (if any)
    by adviser and administrators.
 ++ Total return data, for periods prior to March 31, 1997, does not reflect the sales load payable on purchase of shares. The sales load was eliminated effective February 14, 1997.
+++ Amount represents less than $0.01 per share.

                       See Notes to Financial Statements

                                                                  RATIO OF
  DISTRIBUTIONS                                                     NET     RATIO OF GROSS RATIO OF NET
  IN EXCESS OF                  NET ASSET            NET ASSETS, OPERATING    OPERATING     INVESTMENT
  NET REALIZED                   VALUE,                  END      EXPENSES     EXPENSES       INCOME    PORTFOLIO   FEE
     GAIN ON          TOTAL        END     TOTAL      OF PERIOD  TO AVERAGE   TO AVERAGE    TO AVERAGE  TURNOVER  WAIVERS
   INVESTMENTS    DISTRIBUTIONS OF PERIOD RETURN++     (000'S)   NET ASSETS  NET ASSETS+    NET ASSETS    RATE    (NOTE 2)
  -------------   ------------- --------- --------   ----------- ---------- -------------- ------------ --------- --------
     $  --          $(0.03017)    $1.00     3.06%     $ 227,794    0.58%        0.58%         2.97%        --     $0.00000
        --           (0.02590)     1.00     2.62%       254,683    0.58%        0.58%         2.59%        --      0.00001
        --           (0.04165)     1.00     4.25%       196,932    0.55%        0.57%         4.09%        --      0.00019
        --           (0.05043)     1.00     5.16%       258,169    0.55%        0.57%         5.03%        --      0.00021
        --           (0.04676)     1.00     4.78%       349,087    0.52%        0.54%         4.68%        --      0.00026

     $  --          $(0.03205)    $1.00     3.20%     $ 710,491    0.50%        0.50%         3.20%        --     $0.00000
        --           (0.02736)     1.00     2.77%     1,034,908    0.50%        0.50%         2.74%        --      0.00003
        --           (0.04397)     1.00     4.49%       725,774    0.50%        0.53%         4.38%        --      0.00024
        --           (0.05296)     1.00     5.43%       461,470    0.50%        0.53%         5.36%        --      0.00031
        --           (0.04862)     1.00     4.97%       533,834    0.47%        0.51%         4.86%        --      0.00035

     $  --          $(0.03234)    $1.00     3.25%     $ 784,016    0.51%        0.51%         3.21%        --     $0.00000
        --           (0.02780)     1.00     2.82%       736,077    0.51%        0.51%         2.78%        --      0.00002
        --           (0.04496)     1.00     4.59%       824,578    0.49%        0.52%         4.49%        --      0.00026
        --           (0.05336)     1.00     5.47%       394,285    0.50%        0.53%         5.40%        --      0.00037
        --           (0.04888)     1.00     5.00%       498,066    0.47%        0.53%         4.89%        --      0.00052

     $  --          $   (0.06)    $7.06     1.70%***  $  13,367    0.62%**      0.82%**       3.62%**      93%**  $   0.00
      (0.02)            (0.28)     6.93     2.12%        25,233    0.62%        0.65%         3.42%       267%        0.00
        --              (0.33)     6.89     4.30%        25,216    0.61%        0.67%         4.80%       198%        0.00
        --              (0.40)     6.98     7.27%        25,068    0.61%        0.80%         5.72%        77%        0.01
        --              (0.37)     6.93     4.77%        30,804    0.61%        0.70%         5.42%        82%        0.01

     $  --          $   (0.08)    $7.19     3.86%***  $  19,478    0.72%**      0.98%**       4.69%**      66%**  $   0.01
      (0.09)            (0.40)     6.83     0.45%        42,564    0.69%        0.69%         4.31%       385%        0.00
      (0.01)            (0.40)     6.75     4.95%        47,928    0.66%        0.68%         5.91%       682%        0.00
        --              (0.43)     7.06    11.13%        68,640    0.64%        0.68%         6.06%       129%        0.00
        --              (0.41)     6.87     3.25%        78,441    0.63%        0.68%         5.91%       129%        0.00

     $  --          $   (0.88)    $9.64    15.74%     $ 110,620    0.89%        1.04%         6.19%       455%    $   0.02
      (0.50)            (1.28)     8.57     1.73%       110,903    0.90%        1.06%         4.89%       459%        0.02
        --              (0.51)     8.39     4.06%        86,024    1.00%        1.12%         6.09%       492%        0.01
        --              (0.54)     8.84    11.86%        88,900    0.96%        1.12%         6.09%       165%        0.01
        --              (0.51)     8.60     3.17%       185,896    0.90%        1.04%         5.90%       238%        0.01

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
TREASURY MONEY FUND




  PRINCIPAL                                                DISCOUNT    VALUE
    AMOUNT                                                   RATE     (NOTE 1)
  ---------                                                -------- ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 98.93%
              Federal Home Loan Bank
 $ 40,000,000 04/01/97...................................    6.45%  $ 40,000,000
              Student Loan Marketing Association
   21,500,000 07/17/97...................................    5.60##   21,500,000
              U.S. Treasury Bills
  250,000,000 04/03/97...................................    5.24    249,927,222
   34,000,000 04/17/97...................................    5.13     33,922,522
                                                                    ------------
              TOTAL U.S. GOVERNMENT
              & AGENCY OBLIGATIONS
              (Cost $345,349,744)........................            345,349,744
                                                                    ------------

                                                                      VALUE
  SHARES                                                             (NOTE 1)
  ------                                                           ------------
 OTHER SHORT-TERM INVESTMENTS -- 1.41%
 4,927,487 Dreyfus Government Cash Management Fund
           (Cost $4,927,487).............................          $  4,927,487
                                                                   ------------
 TOTAL INVESTMENTS
 (Cost $350,277,231*)..................................... 100.34% $350,277,231
 OTHER ASSETS & LIABILITIES (NET).........................  (0.34)   (1,189,858)
                                                           ------  ------------
 NET ASSETS............................................... 100.00% $349,087,373
                                                           ======  ============

--------
 * For Federal tax purposes, the tax basis of investments aggregates
   $350,277,256.
## Variable or floating rate securities--rate disclosed is as of March 31, 1997.

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
GOVERNMENT MONEY FUND


  PRINCIPAL                                               DISCOUNT    VALUE
    AMOUNT                                                  RATE     (NOTE 1)
  ---------                                               -------- ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 97.40%
              Federal Home Loan Bank
 $ 15,000,000 04/01/97.................................     6.45%  $ 15,000,000
              Federal Home Loan Mortgage Corp.
  275,000,000 04/01/97.................................     6.50    275,000,000
              Federal National Mortgage Association
   35,000,000 07/16/97.................................     5.59##   34,997,011
   20,000,000 11/14/97.................................     5.61##   19,993,968
              Student Loan Marketing Association
  125,000,000 07/17/97.................................     5.60##  125,000,000
   50,000,000 08/21/97.................................     5.61##   49,991,520
                                                                   ------------
              TOTAL U.S. GOVERNMENT
              & AGENCY OBLIGATIONS
              (Cost $519,982,499)......................             519,982,499
                                                                   ------------

  PRINCIPAL                                                          VALUE
    AMOUNT                                                          (NOTE 1)
  ---------                                                       ------------
 REPURCHASE AGREEMENT -- 2.65%
 $ 14,127,127 Agreement with Dillon Read & Co., 6.25%,
              dated 03/31/97, due 04/01/97, to be
              repurchased at $14,129,580,
              collateralized by $2,559,379 U.S.
              Treasury Notes, 7.50%, due 11/15/16,
              valued at $2,713,281, $2,064,015 U.S.
              Treasury Notes, 8.75%, due 11/15/08,
              valued at $2,320,295, and $9,672,860 U.S.
              Treasury Bills, 5.39%, due 10/16/97,
              valued at $9,384,660 (Cost $14,127,127)..           $ 14,127,127
                                                                  ------------
 TOTAL INVESTMENTS
 (Cost $534,109,626*)...................................  100.05% $534,109,626
 OTHER ASSETS & LIABILITIES (NET).......................   (0.05)     (275,621)
                                                          ------  ------------
 NET ASSETS.............................................  100.00% $533,834,005
                                                          ======  ============

--------
 * Aggregate cost for Federal tax and book purposes.
## Variable or floating rate securities--rate disclosed is as of March 31, 1997.

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
MONEY FUND



  PRINCIPAL                                               DISCOUNT    VALUE
    AMOUNT                                                  RATE     (NOTE 1)
  ---------                                               -------- ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 87.34%
              Federal Home Loan Bank
 $ 15,000,000 04/01/97.................................     6.45%  $ 15,000,000
              Federal Home Loan Mortgage Corp.
  275,000,000 04/01/97.................................     6.50    275,000,000
              Federal National Mortgage Association
   20,000,000 11/14/97.................................     5.61##   19,993,968
              Student Loan Marketing Association
   75,000,000 07/17/97.................................     5.60##   75,000,000
   50,000,000 08/21/97.................................     5.61##   49,991,519
                                                                   ------------
              TOTAL U.S. GOVERNMENT & AGENCY
              OBLIGATIONS
              (Cost $434,985,487)......................             434,985,487
                                                                   ------------
 COMMERCIAL PAPER -- 10.04%
   15,000,000 Bear Stearns Co., Inc., 02/20/98.........     5.72##   15,000,000
   15,000,000 Chevron Corp., 04/18/97..................     5.33     15,000,000
   20,000,000 General Electric Capital Corp., 04/09/97.     5.65     20,000,000
                                                                   ------------
              TOTAL COMMERCIAL PAPER
              (Cost $50,000,000).......................              50,000,000
                                                                   ------------

  PRINCIPAL                                                          VALUE
    AMOUNT                                                          (NOTE 1)
  ---------                                                       ------------
 REPURCHASE AGREEMENT -- 2.77%
 $ 13,804,749 Agreement with Dillon Read & Co., 6.25%,
              dated 03/31/97, due 04/01/97, to be
              repurchased at $13,807,146,
              collateralized by $2,500,974 U.S.
              Treasury Notes, 7.50%, due 11/15/16,
              valued at $2,651,364, $2,016,915 U.S.
              Treasury Notes, 8.75%, due 11/15/08,
              valued at $2,267,346, and $9,452,127 U.S.
              Treasury Bills, 5.39%, due 10/16/97,
              valued at $9,170,504
              (Cost $13,804,749).......................           $ 13,804,749
                                                                  ------------
 TOTAL INVESTMENTS
 (Cost $498,790,236*)...................................  100.15% $498,790,236
 OTHER ASSETS & LIABILITIES (NET).......................   (0.15)     (724,069)
                                                          ------  ------------
 NET ASSETS.............................................  100.00% $498,066,167
                                                          ======  ============

--------
 * Aggregate cost for Federal tax and book purposes.
## Variable or floating rate securities--rate disclosed is as of March 31, 1997.

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
SHORT-TERM GOVERNMENT SECURITIES FUND





 PRINCIPAL                                                   COUPON     VALUE
   AMOUNT                                                     RATE    (NOTE 1)
 ---------                                                   ------  -----------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 95.01%
            Federal Home Loan Bank
 $6,000,000 04/01/97......................................    6.45%+ $ 6,000,000
            Federal National Mortgage Association
  1,760,952 04/01/01......................................    5.50     1,690,602
            Private Export Funding
    320,000 03/15/01......................................    5.50       305,564
            Student Loan Marketing Association
  1,475,000 03/03/98......................................    7.00     1,485,821
            U.S. Treasury Notes
  6,430,000 08/15/97......................................    6.50     6,450,100
  1,000,000 05/15/98......................................    6.13       999,376
  2,000,000 02/15/99......................................    5.00     1,950,626
  4,055,000 01/31/00......................................    7.75     4,172,851
  6,285,000 08/31/00......................................    6.25     6,210,372
                                                                     -----------
            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (Cost $29,348,093)............................            29,265,312
                                                                     -----------

                                                                        VALUE
 SHARES                                                               (NOTE 1)
 ------                                                              -----------
 OTHER SHORT-TERM INVESTMENTS -- 4.73%
 782,633 Dreyfus Government Cash Management Fund..........           $   782,633
 675,376 Fidelity U.S. Treasury II Fund...................               675,376
                                                                     -----------
         TOTAL OTHER SHORT-TERM INVESTMENTS
         (Cost $1,458,009)................................             1,458,009
                                                                     -----------
 TOTAL INVESTMENTS
 (Cost $30,806,102*).......................................   99.74% $30,723,321
 OTHER ASSETS & LIABILITIES (NET)..........................    0.26       80,458
                                                             ------  -----------
 NET ASSETS................................................  100.00% $30,803,779
                                                             ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $30,813,167.
+ Discount Rate.

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
INTERMEDIATE-TERM MANAGED INCOME FUND




  PRINCIPAL                                                 COUPON     VALUE
   AMOUNT                                                    RATE    (NOTE 1)
  ---------                                                 ------  -----------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 86.69%
 $    46,351 Federal Home Loan Mortgage Corp.
              Pool #218374, 07/01/02.....................   10.50%  $    48,874
   2,000,000 Series 16, Class PH, 04/25/21...............    6.75     1,928,320
   6,000,000 Federal National Mortgage Association,
             11/23/01....................................    6.35     5,866,500
             Government National Mortgage Association
     210,516 Pool #195801, 01/15/17......................    8.50       216,174
     245,697 Pool #195833, 04/15/17......................    8.50       252,300
     185,787 Pool #212760, 04/15/17......................    8.50       190,780
     112,885 Pool #334299, 05/15/23......................    8.00       113,556
   1,884,472 Pool #348190, 08/15/23......................    7.00     1,798,508
   4,058,681 Pool #366379, 12/15/23......................    6.50     3,761,922
   1,832,586 Pool #367412, 11/15/23......................    6.00     1,646,478
             Small Business Administration,
   1,500,000 02/10/07....................................    7.08     1,456,875
             U.S. Treasury Notes
   1,000,000 11/30/97....................................    5.38       996,563
   4,000,000 09/30/99....................................    7.13     4,053,752
   2,000,000 10/15/99....................................    6.00     1,977,502
   4,000,000 10/31/99....................................    7.50     4,087,504
   2,000,000 08/15/02....................................    6.38     1,963,752
  29,625,000 08/15/03....................................    5.75    27,958,623
   1,500,000 10/15/06....................................    6.50     1,452,657
   8,640,000 02/15/07....................................    6.25     8,232,304
                                                                    -----------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (Cost $70,058,693)..........................            68,002,944
                                                                    -----------
 CORPORATE BONDS -- 6.62%
   2,500,000 Anheuser-Busch Co., Inc., 09/01/05..........    7.00     2,447,545
   3,000,000 Ford Motor Credit, 01/09/06.................    6.13     2,741,826
                                                                    -----------
             TOTAL CORPORATE BONDS
             (Cost $5,481,722)...........................             5,189,371
                                                                    -----------

                                                                        VALUE
 SHARES                                                               (NOTE 1)
 ------                                                              -----------
 OTHER SHORT-TERM INVESTMENTS -- 2.16%
 884,662 Dreyfus Government Cash Management Fund..........           $   884,662
 813,897 Fidelity U.S. Treasury II Fund...................               813,897
                                                                     -----------
         TOTAL OTHER SHORT-TERM INVESTMENTS
         (Cost $1,698,559)................................             1,698,559
                                                                     -----------
 TOTAL INVESTMENTS
 (Cost $77,238,974*).......................................   95.47% $74,890,874
 OTHER ASSETS & LIABILITIES (NET)..........................    4.53    3,550,565
                                                             ------  -----------
 NET ASSETS................................................  100.00% $78,441,439
                                                             ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $77,253,970.

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
MANAGED INCOME FUND




  PRINCIPAL                                                 COUPON    VALUE
   AMOUNT                                                    RATE    (NOTE 1)
  ---------                                                 ------ ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 89.05%
             Government National Mortgage Association
 $ 2,826,709 Pool #348190, 08/15/23......................    7.00% $  2,697,763
   8,899,409 Pool #366782, 05/15/24......................    7.00     8,493,444
  12,523,677 Pool #376533, 06/15/24......................    7.50    12,285,039
   6,141,094 Pool #385985, 12/15/24......................    8.50     6,306,135
             Small Business Administration
   5,000,000 08/10/06....................................    7.35     5,018,750
             U.S. Treasury Bill
  33,167,000 04/03/97....................................    4.90#   33,157,972
             U.S. Treasury Bond
   5,000,000 05/15/16....................................    7.25     5,018,755
             U.S. Treasury Notes
  50,000,000 02/15/06....................................    5.63    45,671,900
   9,500,000 10/15/06....................................    6.50     9,200,161
  39,550,000 02/15/07....................................    6.25    37,683,754
                                                                   ------------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (Cost $167,617,898).........................           165,533,673
                                                                   ------------
 CORPORATE BONDS -- 8.96%
   4,000,000 Central Illinois Public Service Co.,
             07/01/07....................................    7.50     4,011,796
   5,000,000 Ford Motor Credit, 10/01/08.................    7.25     4,881,250
   7,200,000 Procter & Gamble Co., 01/15/26..............    6.45     6,259,421
   1,500,000 Wisconsin Electric Power Co., 08/01/04......    7.25     1,495,844
                                                                   ------------
             TOTAL CORPORATE BONDS
             (Cost $16,785,060)..........................            16,648,311
                                                                   ------------

                                                                       VALUE
  SHARES                                                              (NOTE 1)
  ------                                                            ------------
 OTHER SHORT-TERM INVESTMENTS -- 1.60%
 1,416,118 Dreyfus Government Cash Management Fund.......           $  1,416,118
 1,566,361 Fidelity U.S. Treasury II Fund................              1,566,361
                                                                    ------------
           TOTAL OTHER SHORT-TERM INVESTMENTS
           (Cost $2,982,479).............................              2,982,479
                                                                    ------------
 TOTAL INVESTMENTS
 (Cost $187,385,437*).....................................   99.61% $185,164,463
 OTHER ASSETS & LIABILITIES (NET).........................    0.39       731,705
                                                            ------  ------------
 NET ASSETS...............................................  100.00% $185,896,168
                                                            ======  ============

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $188,090,596.
# Discount Rate.

                       See Notes to Financial Statements

                             EXCELSIOR FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

  Excelsior Funds, Inc. ("Excelsior Fund") was incorporated under the laws of the State of Maryland on August 2, 1984 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

  Excelsior Fund currently offers shares in twenty managed investment portfolios, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Treasury Money Fund, Government Money Fund, Money Fund, Short-Term Government Securities Fund, Intermediate-Term Managed Income Fund and Managed Income Fund (the "Portfolios"). Such policies are in conformity with generally accepted accounting principles and are consistently followed by Excelsior Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The financial statements for the remaining portfolios of Excelsior Fund and Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") are presented separately.

  With regard to Treasury Money Fund, Government Money Fund and Money Fund, it is Excelsior Fund's policy, to the extent possible, to maintain a continuous net asset value per share of $1.00. Each of these Portfolios has adopted certain investment portfolio, valuation and dividend distribution policies to enable it to do so. However, there can be no assurance that the net asset value per share of these Portfolios will not vary. The net asset values of the shares in Short-Term Government Securities Fund, Intermediate-Term Managed Income Fund and Managed Income Fund will fluctuate as the market values of their portfolio securities change in response to changing market rates of interest and other factors.

  (A) PORTFOLIO VALUATION:

    Treasury Money Fund, Government Money Fund and Money Fund: Securities are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium.

    Short-Term Government Securities Fund, Intermediate-Term Managed Income Fund and Managed Income Fund: Investments in securities that are traded on a recognized stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid prices (as calculated by an independent pricing service (the "Service") based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and other assets for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by Excelsior Fund's Board of Directors.

    Portfolio securities held by Intermediate-Term Managed Income and Managed Income Funds which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

    Investment in foreign debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Directors. For valuation purposes, quotations of foreign securities in foreign currency are converted to United States dollars equivalent at the prevailing market rate on the day of conversion.

  (B) SECURITY TRANSACTIONS AND INVESTMENT INCOME:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis.

  (C) REPURCHASE AGREEMENTS:

    Excelsior Fund may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and Excelsior Fund's agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with Excelsior Fund's custodian or sub- custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value of not less than 102% of the repurchase price (including accrued interest).

    If the value of the underlying security, including accrued interest, falls below the value of 102% of the repurchase price plus accrued interest, Excelsior Fund will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio of Excelsior Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

  (D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    Treasury Money Fund, Government Money Fund and Money Fund: Net investment income dividends are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share.

    Short-Term Government Securities Fund, Intermediate-Term Managed Income Fund and Managed Income Fund: Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually.

    Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses on wash sales and post-October losses.

    In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  (E) FEDERAL TAXES:

    It is the policy of Excelsior Fund that each Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

    At March 31, 1997, the following Portfolios had approximate capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                                     EXPIRATION DATE MARCH 31,
                            -------------------------------------------
                             2001    2002      2003     2004     2005     TOTAL
                            ------- ------- ---------- ------- -------- ----------
   Treasury Money Fund..... $   --  $13,000 $      --  $ 4,000 $    --  $   17,000
   Government Money Fund...  10,000     --      48,000   1,000      --      59,000
   Money Fund..............  14,000     --      21,000  20,000   12,000     67,000
   Short-Term Government
    Securities Fund........     --      --     393,000     --    14,000    407,000
   Intermediate-Term
    Managed Income Fund....  20,000   2,000    467,000     --   374,000    863,000
   Managed Income Fund.....     --      --   3,291,000     --   842,000  4,133,000

    To the extent that such carryforwards are utilized, no capital gain distributions will be made. During the year ended March 31, 1997, Treasury Money Fund and Government Money Fund utilized capital loss carryforwards for Federal tax purposes totaling approximately $2,000 and $2,000, respectively.

    Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a Portfolio's next taxable year. Government Money Fund, Money Fund and Intermediate-Term Managed Income Fund incurred, and elected to defer, net capital losses of approximately $1,000, $3,000 and $6,000, respectively, for the year ended March 31, 1997.

    At March 31, 1997, aggregate gross unrealized appreciation (depreciation) for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                                                      NET
                                      TAX BASIS     TAX BASIS      UNREALIZED
                                      UNREALIZED    UNREALIZED   APPRECIATION/
                                     APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                     ------------ -------------- --------------
   Treasury Money Fund..............   $    --     $       (25)   $       (25)
   Short-Term Government Securities
    Fund............................     33,339       (123,185)       (89,846)
   Intermediate-Term Managed Income
    Fund............................    182,057     (2,545,153)    (2,363,096)
   Managed Income Fund..............    299,645     (3,225,778)    (2,926,133)

  (F) EXPENSE ALLOCATION:

    Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated to the respective Portfolios based on average daily net assets.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

  United States Trust Company of New York ("U.S. Trust") serves as the investment adviser to the Fund. For the services provided pursuant to the Investment Advisory Agreement, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rates of .25% of the average daily net assets of Government Money Fund and Money Fund, .30% of the average daily net assets of Treasury Money Fund and Short-Term Government Securities Fund, .35% of the average daily net assets of Intermediate-Term Managed Income Fund and .75% of the average daily net assets of Managed Income Fund.

  U.S. Trust, Chase Global Funds Services Company ("CGFSC"), a subsidiary of The Chase Manhattan Bank, and Federated Administrative Services (collectively, the "Administrators") provide administrative services to Excelsior Fund. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund (excluding the international equity portfolios of Excelsior Fund and Excelsior Institutional Trust), Excelsior Tax-Exempt Fund and Excelsior Institutional Trust, all of which are affiliated investment companies, as follows: .200% of the first $200 million, .175% of the next $200 million, and .150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. For the year ended March 31, 1997, Administration fees charged by U.S. Trust were as follows:

     Treasury Money Fund............................................... $51,259
     Government Money Fund.............................................  90,515
     Money Fund........................................................  69,548
     Short-Term Government Securities Fund.............................   4,864
     Intermediate-Term Managed Income Fund.............................  12,282
     Managed Income Fund...............................................  30,845

  From time to time, as they may deem appropriate in their sole discretion, or pursuant to applicable state expense limitations, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. In addition, until further notice to Excelsior Fund, U.S. Trust intends to voluntarily waive fees and reimburse expenses to the extent necessary for Short-Term Government Securities Fund and Intermediate-Term Managed Income Fund to maintain an annual expense ratio of not more than .62% and .72%, respectively. For the year ended March 31, 1997, U.S. Trust voluntarily waived investment advisory fees totaling $3,896 for Short-Term Government Securities Fund. In addition, currently, U.S. Trust is voluntarily limiting its investment advisory fee to .65% of the average daily net assets for Managed Income Fund. For the year ended March 31, 1997, U.S. Trust waived investment advisory fees totaling $168,424 for Managed Income Fund.

  Excelsior Fund has also entered into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization an administrative service fee at the annual rate of up to .40% of the average daily net asset value of its shares held by the service organizations' customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Until further notice to Excelsior Fund, U.S. Trust and the Administrators have voluntarily agreed to waive investment advisory and administration fees payable by each Portfolio in an amount equal to the administrative service fees payable by such Portfolio. For the year ended March 31, 1997, U.S. Trust and the Administrators waived investment advisory and administration fees in amounts equal to the administrative service fees for the Portfolios as set forth below:

                                                       U.S. TRUST ADMINISTRATORS
                                                       ---------- --------------
      Treasury Money Fund.............................  $ 79,008       $--
      Government Money Fund...........................   183,979        256
      Money Fund......................................   215,132          8
      Short-Term Government Securities Fund...........    21,478          1
      Intermediate-Term Managed Income Fund...........    35,586        909
      Managed Income Fund.............................    77,751        468

  Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, serves as the sponsor and distributor of Excelsior Fund. Effective February 14, 1997, shares of each Portfolio are sold without a sales charge. Prior to February 14, 1997, certain sales of Excelsior Fund's shares were subject to a maximum sales charge of 4.50% of the offering price.

  Each Director of Excelsior Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $5,000.

3. PURCHASES AND SALES OF SECURITIES:

  For the year ended March 31, 1997, purchases and sales of securities, excluding short-term investments, for the Portfolios aggregated:

                                                    CONTRIBUTIONS
                                        PURCHASES      IN-KIND       SALES
                                       ------------ ------------- ------------
   Short-Term Government Securities
    Fund.............................. $ 14,893,691  $ 4,941,525  $ 19,093,118
   Intermediate-Term Managed Income
    Fund..............................   98,378,796          --     85,483,262
   Managed Income Fund................  320,740,753   94,076,172   349,641,163

4. COMMON STOCK:

  Excelsior Fund currently has authorized capital classified into forty classes of shares, each representing interests in one of twenty separate portfolios. Authorized capital for each Portfolio is as follows: with respect to each of the Money and Government Money Funds, 1,500 million shares of Common Stock and 1,000 million shares of Common Stock--Special Series 1 (Trust Shares); with respect to the Managed Income Fund, 375 million shares of Common Stock and 375 million shares of Common Stock--Special Series 1 (Trust Shares); with respect to the Treasury Money Fund, 375 million shares of Common Stock and 500 million shares of Common Stock--Special Series 1 (Trust Shares); and with respect to each of the Short-Term Government Securities and Intermediate-Term Managed Income Funds, 500 million shares of Common Stock and 500 million shares of Common Stock--Special Series 1 (Trust Shares). At March 31, 1997, no shares of Common Stock--Special Series 1 (Trust Shares) of any Portfolio were outstanding.

  Each share (irrespective of series designation) has a par value of $.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Fund's Board of Directors. Since Treasury Money Fund, Government Money Fund and Money Fund have sold, reinvested and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

                                                    TREASURY MONEY FUND
                                              --------------------------------
                                                YEAR ENDED       YEAR ENDED
                                                 03/31/97         03/31/96
                                              ---------------  ---------------
Sold......................................... $ 1,727,536,995  $ 1,701,110,327
Issued as reinvestment of dividends..........       1,153,005        1,034,118
Redeemed.....................................  (1,637,794,580)  (1,640,886,788)
                                              ---------------  ---------------
Net Increase................................. $    90,895,420  $    61,257,657
                                              ===============  ===============
                                                   GOVERNMENT MONEY FUND
                                              --------------------------------
                                                YEAR ENDED       YEAR ENDED
                                                 03/31/97         03/31/96
                                              ---------------  ---------------
Sold......................................... $ 3,287,998,018  $ 4,873,484,821
Issued as reinvestment of dividends..........       1,121,860        1,809,066
Redeemed.....................................  (3,216,759,182)  (5,139,596,498)
                                              ---------------  ---------------
Net Increase (Decrease)...................... $    72,360,696  $  (264,302,611)
                                              ===============  ===============
                                                        MONEY FUND
                                              --------------------------------
                                                YEAR ENDED       YEAR ENDED
                                                 03/31/97         03/31/96
                                              ---------------  ---------------
Sold......................................... $ 2,009,777,544  $ 5,492,501,117
Issued as reinvestment of dividends..........       2,417,509        1,645,902
Redeemed.....................................  (1,908,410,036)  (5,924,408,321)
                                              ---------------  ---------------
Net Increase (Decrease)...................... $   103,785,017  $  (430,261,302)
                                              ===============  ===============

                                 SHORT-TERM GOVERNMENT SECURITIES FUND
                            --------------------------------------------------
                                  YEAR ENDED                YEAR ENDED
                                   03/31/97                  03/31/96
                            ------------------------  ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT
                            ----------  ------------  ----------  ------------
Sold.......................  1,838,725  $ 12,799,856   2,308,143  $ 16,241,605
Contribution in-kind.......    713,062     4,941,525         --            --
Issued as reinvestment of
 dividends.................     49,084       341,488      15,812       111,089
Redeemed................... (1,743,557)  (12,132,247) (2,392,113)  (16,748,551)
                            ----------  ------------  ----------  ------------
Net Increase (Decrease)....    857,314  $  5,950,622     (68,158) $   (395,857)
                            ==========  ============  ==========  ============
                                  INTERMEDIATE-TERM MANAGED INCOME FUND
                            --------------------------------------------------
                                  YEAR ENDED                YEAR ENDED
                                   03/31/97                  03/31/96
                            ------------------------  ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT
                            ----------  ------------  ----------  ------------
Sold.......................  4,173,471  $ 29,210,056   4,190,183  $ 29,937,528
Issued as reinvestment of
 dividends.................     36,494       254,679      44,834       319,660
Redeemed................... (2,505,193)  (17,532,413) (1,611,428)  (11,489,634)
                            ----------  ------------  ----------  ------------
Net Increase...............  1,704,772  $ 11,932,322   2,623,589  $ 18,767,554
                            ==========  ============  ==========  ============
                                          MANAGED INCOME FUND
                            --------------------------------------------------
                                  YEAR ENDED                YEAR ENDED
                                   03/31/97                  03/31/96
                            ------------------------  ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT
                            ----------  ------------  ----------  ------------
Sold.......................  3,991,365  $ 34,928,291   2,916,607  $ 26,267,294
Contribution in-kind....... 10,913,709    94,076,172         --            --
Issued as reinvestment of
 dividends.................    208,603     1,822,296     159,018     1,426,218
Redeemed................... (3,540,705)  (31,009,950) (3,276,024)  (29,304,376)
                            ----------  ------------  ----------  ------------
Net Increase (Decrease).... 11,572,972  $ 99,816,809    (200,399) $ (1,610,864)
                            ==========  ============  ==========  ============

5. ORGANIZATION COSTS

   Excelsior Fund has borne all costs in connection with the initial organization of new portfolios, including the fees for registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line basis over periods of five years from the dates on which each Portfolio commenced operations.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders
and Board of Directors
Excelsior Funds, Inc.

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Treasury Money, Government Money, Money, Short-Term Government Securities, Intermediate-Term Managed Income and Managed Income Portfolios (six of the portfolios constituting the Excelsior Funds, Inc.) as of March 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Portfolios of Excelsior Funds, Inc. at March 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

Boston, Massachusetts
May 9, 1997

USTFXIA397

                      FEDERAL TAX INFORMATION (UNAUDITED):

  For the year ended March 31, 1997, the percentage of income earned from direct treasury obligations was as follows:

                                                                        INTEREST
                                                                         EARNED
                                                                        --------
Treasury Money Fund....................................................  100.00%
Government Money Fund..................................................   57.56%
Money Fund.............................................................   31.67%
Short-Term Government Securities Fund..................................   91.41%
Intermediate-Term Managed Income Fund..................................   61.33%
Managed Income Fund....................................................   48.32%